Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND (Baltimore Division) In re: * FIRST MARINER BANCORP * Case No: 14-11952-DER (Chapter 11) Debtor * * * * * * * * * * * * * INTERIM ORDER ESTABLISHING NOTIFICATION AND HEARING PROCEDURES FOR TRANSFERS OF CERTAIN EQUITY SECURITIES, AND GRANTING RELATED RELIEF Upon the motion (the “Motion”)1 of the above-captioned debtor and debtor in possession (the “Debtor”), for entry of this interim order (this “Interim Order”), and a final order, authorizing the Debtor to establish notification and hearing procedures that must be satisfied before certain shareholders may make transfers of equity securities in First Mariner Bancorp (“FMAR”), all as more fully set forth in the Motion; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and venue being proper pursuant to 28 U.S.C. §§ 1408 and 1409; this Court having conducted a hearing on the Motion; and the relief granted herein being granted 1 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

upon the record of such hearing and the full record in this Bankruptcy Case; and any objections to the Interim Order raised at the hearing, if any, having been withdrawn or overruled; and it appearing that the relief requested in the Motion is in the best interests of the Debtor’s estate, its creditors and other parties in interest; and the Debtor having provided adequate and appropriate notice of the Motion under the circumstances; and after due deliberation and sufficient cause appearing therefor, IT IS HEREBY ORDERED, FOUND AND DETERMINED THAT: 1. The Motion is granted on an interim basis. 2. The final hearing on approval of the Final Order (the “Final Hearing”) shall be on March 7, 2014 at 10:00 am. Any objections to granting final relief requested pursuant to the Motion, as reflected in the Final Order, must: (a) be in writing; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules for the District of Maryland; and (c) be filed with the clerk of the Court for the District of Maryland (or filed electronically via CM/ECF with the Court) and actually received by the following parties (i) the Debtor’s bankruptcy counsel, Kramer Levin Naftalis & Frankel LLP, Attn: Robert T. Schmidt and Joshua K. Brody, 1177 Avenue of the Americas, New York, NY 10036; (ii) the Debtor’s local Maryland bankruptcy counsel, Yumkas, Vidmar & Sweeney, LLC, Attn: Lawrence J. Yumkas, 2530 Riva Road, Suite 400, Annapolis, MD 2140; (iii) counsel to the Stalking Horse Bidder, Venable LLP, Attn: Richard L. Wasserman, 750 East Pratt Street, Suite 900, Baltimore, Maryland 21202; (iv) the US Trustee, Attn: Mark A. Neal, 101 West Lombard Street, Suite 2625, Baltimore, Maryland 21201; and (v) counsel to the official committee of unsecured creditors, on or before 5:00 p.m. (prevailing Eastern Time) on February 28, 2014. If no objections are timely filed, the Court may enter the Final Order without further notice of hearing.

3. The following procedures shall apply to trading in equity of the Debtor: a. Any Person (as defined in paragraph “f” below) who currently is or becomes a Substantial Shareholder (as defined in paragraph “f” below) must file with the United States Bankruptcy Court for the District of Maryland (Baltimore Division), 101 W Lombard Street, Baltimore, MD 21201, and serve upon the Debtor’s bankruptcy counsel, Kramer Levin Naftalis & Frankel LLP, Attn: Robert T. Schmidt and Joshua K. Brody, 1177 Avenue of the Americas, New York, NY 10036, a declaration of such status, in the form of Exhibit C attached to the Motion (each, a “Declaration of Status”), on or before the later of (i) 30 days after the date the Debtor serves a notice of entry of this Interim Order (the “Notice of Order”) and (ii) ten days after becoming a Substantial Shareholder. b. If a Person intends to effectuate any transfer of Beneficial Ownership (as defined in paragraph “f” below) of Equity Securities that would result in either (i) an increase in the amount of Equity Securities of which a Person has Beneficial Ownership, if such Person is already a Substantial Shareholder, or (ii) such Person becoming a Substantial Shareholder, such Person must file with the Court, and serve upon Debtor’s counsel, an advance written declaration of the intended transfer of Equity Securities, in the form of Exhibit E attached to the Motion (each, a “Declaration of Intent to Purchase”). c. Prior to effectuating any transfer of Beneficial Ownership of Equity Securities that (i) would result in a decrease in the amount of Equity Securities of which a Substantial Shareholder has Beneficial Ownership or (ii) would result in a Person ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon the Debtor’s counsel, an advance written declaration of the intended transfer of Equity Securities, in the form of Exhibit F attached to the Motion (each, a “Declaration of Intent to Sell” and with a Declaration of Intent to Purchase, each, a “Declaration of Proposed Transfer”). d. The Debtor will have 15 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court, and serve on such Substantial Shareholder or potential Substantial Shareholder, an objection to any proposed transfer of Beneficial Ownership of Equity Securities described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtor’s and the Bank’s ability to utilize NOLs. If the Debtor files an objection, such transaction is not effective unless such objection is withdrawn by the Debtor or such transaction is approved by a final order of the Court that is no longer subject to appeal. If the Debtor does not object within such 15-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of these Trading Procedures must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 15-day waiting period for each such additional Declaration of Proposed Transfer. e. Any acquisition, disposition, or other transfer of Equity Securities of the Debtor in violation of the Trading Procedures shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code. f. For purposes of the Trading Procedures: “Beneficial Ownership” of Equity Securities is determined under IRC section 382 and related regulations and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities and ownership of equity securities that such holder has an Option or warrant to acquire. “Equity Securities” means common stock of FMAR or of any beneficial interest therein (including Options with respect thereto). “Option” means an option to acquire equity securities, including any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. “Person” shall have the same meaning as the term “person” in IRC section 7701(a)(1). “Substantial Shareholder” means any Person that has Beneficial Ownership of at least 936,443 shares of FMAR’s common stock (representing approximately 4.75% of all issued and outstanding shares of FMAR common stock).2 2 Based on a total of 19,714,592 shares of common stock outstanding as of January 30, 2014. 4. The Debtor may waive, in writing, any and all restrictions, stays, and notification procedures contained in this Interim Order. 5. No later than three business days following entry of the Interim Order, the Debtor shall cause a notice of the entry of this Interim Order substantially in the form of Exhibit D attached to the Motion to be served by overnight mail on the General Notice Parties and the

Debtor’s registered shareholders and shall publish notice of the entry of this Interim Order in the Baltimore Sun. 6. The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and all applicable securities, corporate and other laws, and do not excuse compliance therewith. 7. The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Interim Order in accordance with the Motion. 8. The terms and conditions of this Interim Order shall be immediately effective and enforceable upon its entry. 9. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Interim Order. END OF ORDER cc: See attached list

Case 14-11952 Doc 47 Filed 02/13/14 Page 6 of 7

First Mariner Bank
Attn: Joseph F. Howard,
Sr. Vice President, General Counsel
1501 S. Clinton St.
Baltimore, MD 21224

The Bank of New York, Trustee
f/b/o Mariner Capital Trust II
Attn: Corporate Trust Administration
White Clay Center, Route 273
Newark, DE 19711

Wells Fargo Bank, NA, Trustee
f/b/o Mariner Capital Trust III
Attn: Corporate Trust Administration
919 Market St. Suite 700
Wilmington, DE 19801

Wells Fargo Bank, NA, Trustee
f/b/o Mariner Capital Trust IV
Attn: Corporate Trust Administration
919 Market St. Suite 700
Wilmington, DE 19801

Wells Fargo Bank, NA, Trustee
f/b/o Mariner Capital Trust VI
Attn: Corporate Trust Administration
919 Market St. Suite 700
Wilmington, DE 19801

Wilmington Trust Company, Trustee
f/b/o Mariner Capital Trust V
Attn: Corporate Trust Administration
Rodney Square N 1100 N. Market St.
Wilmington, DE 19890-1600

Comptroller of Maryland
Compliance Division
110 Carroll Street
Annapolis, MD 21411

Internal Revenue Service
P.O. Box 7346
Philadelphia, PA 19101-7346

IRS
Special Procedures – Insolvency Unit
31 Hopkins Plaza Room 1150
Baltimore, MD 21201

Federal Deposit Insurance Corporation
Julie Howland
350 Fifth Avenue
New York, NY 10118-0110

Federal Reserve Bank of Richmond
Richard Gilbert
701 East Byrd Street
Richmond, VA23219
Local: 804-697-8000

Emmet, Marvin & Martin, LLP
120 Broadway 32nd Floor
New York, NY 10271

Steven N. Serajeddini
KIRKLAND & ELLIS LLP
300 North LaSalle
Chicago, IL 60654

David R. Seligman
KIRKLAND & ELLIS LLP
300 North LaSalle
Chicago, IL 60654

The following parties received electronic notice of the filing:

Office of the U.S. Trustee
101 West Lombard Street
Baltimore, Maryland 21201

Gary R. Bronstein, Esquire
Kilpatrick Townsend & Stockton LLP
607 14th Street, NW Suite 900
Washington, DC 20005-2018

Joel Rappoport, Esquire
Kilpatrick Townsend & Stockton LLP
607 14th Street, NW Suite 900
Washington, DC 20005-2018

Joshua Brody, Esquire
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Robert T. Schmidt, Esquire
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Edward S. Stein
Sandler O'Neill & Partners LP
1251 Avenue of the Americas
6th Floor
New York, NY 10020

Lawrence J. Yumkas, Esquire
Yumkas, Vidmar & Sweeney, LLC
2530 Riva Road, Suite 400
Annapolis, MD 21401

Robert T. Schmidt, Esquire
Joshua K. Brody, Esquire
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Joel I. Sher, Esquire
Daniel J. Zeller, Esquire
Anastasia L. McCusker (Albright), Esq.
SHAPIRO SHER GUINOT & SANDLER
36 South Charles Street, 20th Floor
Baltimore, MD 21201-3147

6

Edmund Goldberg, Esquire United States Department of Justice 101 West Lombard Street, Suite 2625 Baltimore, Maryland 21201 Martin H. Schreiber II Law Office of Martin H. Schreiber II, LLC 3600 Clipper Mill Road, Suite 201 Baltimore, MD 21211 Richard L. Wasserman, Esquire Venable LLP 750 East Pratt Street, Suite 900 Baltimore, Maryland 21202